UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

ENERGOUS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93001-P49471 ENERGOUS CORPORATION 3590 NORTH FIRST STREET, SUITE 330 SAN JOSE, CA 95134 *Please check the meeting materials for any special requirements for meeting attendance. ENERGOUS CORPORATION 2026 Annual Meeting Vote by June 10, 2026 8:59 PM PT You invested in ENERGOUS CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 11, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 11, 2026 9:00 a.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/WATT2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93002-P49471 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the Annual Meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) David Roberson 02) Mallorie Burak 03) J. Michael Dodson 04) Rahul Patel 2. Ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2026. For 3. Approve the Energous Corporation Amended and Restated 2024 Equity Incentive Plan. For NOTE: To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.